Financial Data

AT&T Inc.
Consolidated Statements of Income
Dollars in millions except per share amounts
Unaudited	Three Months Ended			Twelve Months Ended
	12/31/2007	12/31/2006	% Chg	12/31/2007	12/31/2006	% Chg
Operating Revenues
Voice	$9,801	$8,190	19.7%	$40,798	$33,714	21.0%
Data	5,925	4,684	26.5%	23,206	18,317	26.7%
Wireless service	10,151	199	-	38,568	223	-
Directory	1,389	918	51.3%	4,806	3,634	32.3%
Other	3,083	1,900	62.3%	11,550	7,167	61.2%
Total Operating Revenues	30,349	15,891	91.0%	118,928	63,055	88.6%

Operating Expenses
Cost of services and sales (exclusive of
depreciation and amortization shown separately below)	11,734	7,092	65.5%	46,055	28,542	61.4%
Selling, general and administrative	7,900	3,731	-	30,892	14,318	-
Depreciation and amortization	5,223	2,492	-	21,577	9,907	-
Total Operating Expenses	24,857	13,315	86.7%	98,524	52,767	86.7%
Operating Income	5,492	2,576	-	20,404	10,288	98.3%
Interest Expense	868	465	86.7%	3,507	1,843	90.3%
Equity in Net Income of Affiliates	147	605	-75.7%	692	2,043	-66.1%
Other Income (Expense) - Net	1	78	-98.7%	615	393	56.5%
Income Before Income Taxes	4,772	2,794	70.8%	18,204	10,881	67.3%
Income Taxes	1,636	856	91.1%	6,253	3,525	77.4%
Net Income	$3,136	$1,938	61.8%	$11,951	$7,356	62.5%

Basic Earnings Per Share	$0.52	$0.50	4.0%	$1.95	$1.89	3.2%
Weighted Average Common
Shares Outstanding (000,000)	6,054	3,888	55.7%	6,127	3,882	57.8%

Diluted Earnings Per Share	$0.51	$0.50	2.0%	$1.94	$1.89	2.6%
Weighted Average Common
Shares Outstanding with Dilution (000,000)	6,095	3,911	55.8%	6,170	3,902	58.1%

AT&T Inc.
Statements of Segment Income
Dollars in millions
Unaudited
	Three Months Ended				Twelve Months Ended

Wireless *	12/31/2007	12/31/2006	% Ch	g	12/31/2007	12/31/2006	% Ch	g
Segment Operating Revenues
Service revenues	$10,186	$8,803		15.7%	$38,678	$33,788		14.5%
Equipment sales	1,169	960		21.8%	4,006	3,749		6.9%
Total Segment Operating Revenues	11,355	9,763		16.3%	42,684	37,537		13.7%

Segment Operating Expenses
Cost of services and equipment sales	4,301	3,839		12.0%	15,991	15,057		6.2%
Selling, general and administrative	3,458	3,007		15.0%	12,594	11,446		10.0%
Depreciation and amortization	1,669	1,588		5.1%	7,079	6,462		9.5%
Total Segment Operating Expenses	9,428	8,434		11.8%	35,664	32,965		8.2%
Segment Operating Income	1,927	1,329		45.0%	7,020	4,572		53.5%
Equity in Net Income of Affiliates	4	10		-60.0%	16	40		-60.0%
Minority Interest	(55)	(40)		-37.5%	(198)	(169)		-17.2%
Segment Income	$1,876	$1,299		44.4%	$6,838	$4,443		53.9%

* Results include 100% of AT&T's actual wireless results.

Wireline
Segment Operating Revenues
Voice	$10,011	$8,190	22.2%	$41,630	$33,714	23.5%
Data	6,157	4,684	31.4%	24,075	18,317	31.4%
Other	1,490	1,441	3.4%	5,872	5,447	7.8%
Total Segment Operating Revenues	17,658	14,315	23.4%	71,577	57,478	24.5%

Segment Operating Expenses
Cost of sales	7,413	6,621	12.0%	30,214	26,693	13.2%
Selling, general and administrative	4,023	3,369	19.4%	16,180	13,185	22.7%
Depreciation and amortization	3,338	2,410	38.5%	13,411	9,676	38.6%
Total Segment Operating Expenses	14,774	12,400	19.1%	59,805	49,554	20.7%
Segment Income	$2,884	$1,915	50.6%	$11,772	$7,924	48.6%

Advertising & Publishing
Segment Operating Revenues	$1,473	$939	56.9%	$5,851	$3,685	58.8%

Segment Operating Expenses
Cost of sales	452	268	68.7%	1,733	1,121	54.6%
Selling, general and administrative	333	171	94.7%	1,333	616	-
Depreciation and amortization	181	1	-	924	3	-
Total Segment Operating Expenses	966	440	-	3,990	1,740	-
Segment Operating Income	507	499	1.6%	1,861	1,945	-4.3%
Equity in Net Income (Loss) of Affiliates	-	(4)	-	-	(17)	-
Segment Income	$507	$495	2.4%	$1,861	$1,928	-3.5%

Other **
Segment Operating Revenues	$570	$488	16.8%	$2,234	$1,878	19.0%
Segment Operating Expenses	359	348	3.2%	1,827	1,485	23.0%
Segment Operating Income	211	140	50.7%	407	393	3.6%
Equity in Net Income of Affiliates	143	599	-76.1%	676	2,020	-66.5%
Segment Income	$354	$739	-52.1%	$1,083	$2,413	-55.1%

** Equity in Net Income of Affiliates includes our 60% proportionate share of wireless results in 2006.

Financial Data

AT&T Inc.
Consolidated Balance Sheets
Dollars in millions except per share amounts
	12/31/07	12/31/06
	Unaudited

Assets
Current Assets
Cash and cash equivalents	$1,970	$2,418
Accounts receivable - net of allowances for
uncollectibles of $1,364 and $1,276	16,678	16,194
Prepaid expenses	1,524	1,477
Deferred income taxes	2,099	3,034
Other current assets	2,470	2,430
Total current assets	24,741	25,553
Property, Plant and Equipment - Net	95,890	94,596
Goodwill	70,713	67,657
Licenses	37,985	34,252
Customer Lists and Relationships - Net	14,505	18,922
Other Intangible Assets - Net	5,912	6,566
Investments in Equity Affiliates	2,270	1,995
Postemployment Benefit	18,146	14,228
Other Assets	6,392	6,865
Total Assets	$276,554	$270,634

Liabilities and Stockholders' Equity
Current Liabilities
Debt maturing within one year	$6,860	$9,733
Accounts payable and accrued liabilities	21,399	22,106
Advanced billing and customer deposits	3,571	3,402
Accrued taxes	5,027	3,026
Dividends payable	2,417	2,215
Total current liabilities	39,274	40,482
Long-Term Debt	57,255	50,063
Deferred Credits and Other Noncurrent Liabilities
Deferred income taxes	24,994	27,406
Postemployment benefit obligation	24,866	28,901
Unamortized investment tax credits	150	181
Other noncurrent liabilities	14,648	8,061
Total deferred credits and other noncurrent liabilities	64,658	64,549

Stockholders' Equity
Common shares issued ($1 par value)	6,495	6,495
Capital in excess of par value	91,638	91,352
Retained earnings	33,297	30,375
Treasury shares (at cost)	(15,683)	(7,368)
Accumulated other comprehensive income	(380)	(5,314)
Total stockholders' equity	115,367	115,540
Total Liabilities and Stockholders' Equity	$276,554	$270,634

Financial Data

AT&T Inc.
Consolidated Statements of Cash Flows
Dollars in millions, increase (decrease) in cash and cash equivalents
Unaudited	Twelve Months Ended
	12/31/07	12/31/06	12/31/05
Operating Activities
Net income	$11,951	$7,356	$4,786
Adjustments to reconcile net income to
net cash provided by operating activities:
Depreciation and amortization	21,577	9,907	7,643
Undistributed earnings from investments in equity affiliates	(297)	(1,946)	(451)
Provision for uncollectible accounts	1,617	586	744
Amortization of investment tax credits	(31)	(28)	(21)
Deferred income tax benefit	(240)	(87)	(658)
Net gain on sales of investments	(11)	(10)	(135)
Gain on license exchange	(409)	-	-
Changes in operating assets and liabilities:
Accounts receivable	(1,984)	519	(94)
Other current assets	(527)	30	34
Accounts payable and accrued liabilities	672	(2,213)	74
Stock-based compensation tax benefit	(173)	(18)	(3)
Other - net	1,927	1,519	1,055
Total adjustments	22,121	8,259	8,188
Net Cash Provided by Operating Activities	34,072	15,615	12,974

Investing Activities
Construction and capital expenditures	(17,717)	(8,320)	(5,576)
Net investments in affiliates	-	(1,104)	2,436
Dispositions	1,594	756	526
Acquisitions, net of cash acquired	(2,873)	368	1,504
Proceeds from sale of marketable securities	471	-	-
Proceeds from sale of debt and equity securities	562	-	-
Investments in debt and equity securities	(579)	-	-
Maturities of held-to-maturity securities	-	-	99
Proceeds from note repayment	-	-	37
Other	36	7	-
Net Cash Used in Investing Activities	(18,506)	(8,293)	(974)

Financing Activities
Net change in short-term borrowings with
original maturities of three months or less	(3,411)	3,649	(4,119)
Issuance of long-term debt	11,367	1,491	1,973
Repayment of long-term debt	(6,772)	(4,242)	(2,682)
Purchase of treasury shares	(10,390)	(2,678)	(1,843)
Issuance of treasury shares	1,986	589	432
Repurchase of preferred shares of subsidiaries	-	-	(728)
Dividends paid	(8,743)	(5,153)	(4,256)
Stock-based compensation tax benefit	173	18	3
Other	(224)	198	(6)
Net Cash Used in Financing Activities	(16,014)	(6,128)	(11,226)
Net increase (decrease) in cash and cash equivalents
from continuing operations	(448)	1,194	774
Net Cash Used in Operating Activities from Discontinued Operations	-	-	(310)
Net increase (decrease) in cash and cash equivalents	(448)	1,194	464
Cash and cash equivalents beginning of year	2,418	1,224	760
Cash and Cash Equivalents End of Year	$1,970	$2,418	$1,224

Financial Data

AT&T Inc.
Supplementary Operating and Financial Data
Dollars in millions except per share amounts
Unaudited	Three Months Ended				Year to Date
	12/31/2007	12/31/2006	% Ch	g	12/31/2007	12/31/2006	% Ch	g

Wireless
Wireless Customers (000)					70,052	60,962		14.9%
Net Customer Additions (000)	2,675	2,357		13.5%	7,315	6,892		6.1%
M&A Activity, Partitioned Customers and Other Adjs. (000)	1,711	(61)		-	1,775	(74)		-
Postpaid Customers (000)					55,310	49,877		10.9%
Net Postpaid Customer Additions (000)	1,178	861		36.8%	3,982	3,730		6.8%
Postpaid Churn	1.2%	1.5%	-30 B	P	1.3%	1.5%	-20 B	P
Licensed POPs (000,000) [1]					299	296		1.0%

In-Region Wireline [2]
Total Consumer Revenue Connections (000)
Retail Consumer Access Lines					35,047	37,120		-5.6%
Consumer Broadband Connections [3]					12,082	10,278		17.6%
Video Connections: [4]
Satellite Connections					2,116	1,507		40.4%
U-verse Video Connections					231	3		-
Total Consumer Revenue Connections (000)					49,476	48,908		1.2%

Net Consumer Revenue Connections Changes (000)	(163)	15,711		-	568	15,905		-96.4%

Switched Access Lines (000)[8]
Retail Consumer - Primary					31,035	32,636		-4.9%
Retail Consumer - Additional					4,012	4,484		-10.5%
Retail Business					22,754	23,295		-2.3%
Retail					57,801	60,415		-4.3%

Wholesale [5]					3,530	5,724		-38.3%
Coin [6]					251	330		-23.9%
Total Switched Access Lines (000)					61,582	66,469		-7.4%

Net Switched Access Line Changes (000)	(1,289)	19,382		-	(4,887)	17,056		-

Total Broadband Connections (000) [3,8]					14,156	12,170		16.3%
Net Broadband Connections Changes (000) [3]	396	4,015		-90.1%	1,986	5,249		-62.2%
Video Connections (000) [4,8]					2,347	1,510		55.4%
Net Video Connections Changes (000) [4]	235	867		-72.9%	837	997		-16.0%

AT&T Inc.
Capital Expenditures	$5,593	$2,162		-	$17,717	$8,320		-
Dividends Declared per Share	$0.4000	$0.3550		12.7%	$1.4650	$1.3525		8.3%
End of Period Common Shares Outstanding (000,000)					6,044	6,239		-3.1%
Debt Ratio [7]					35.7%	34.1%	160 B	P
Total Employees					309,050	304,180		1.6%

[1]	Licensed POPs numbers do not include Dobson.
[2]	In-region Wireline represents access lines served by AT&T's incumbent local exchange companies.
[3]	Broadband connections include DSL lines, U-verse high speed Internet access and satellite broadband.
[4]	Video connections include sales under agency agreements with EchoStar and DirecTV customers and U-verse connections.
[5]	Wholesale lines include 0.2 million lines purchased by AT&T Corp. at 12/31/07 and 1.3 million at 12/31/06.
[6]	Coin includes both retail and wholesale access lines.
[7]	Total long-term debt plus debt maturing within one year divided by total debt plus total stockholders' equity.
[8]	Prior year amounts restated to conform to current period reporting methodology.

Financial Data

AT&T Inc.
Non-GAAP Wireless Reconciliations
Wireless Segment Adjusted OIBDA
Dollars in Millions
unaudited

Quarter Ended December 31, 2007		Adjusting Items

	GAAP	Integration Costs	Intangible Amortization	Adjusted
Service Revenues	$10,186			$10,186
Equipment Revenues	1,169			1,169
Total Operating Revenues	$11,355	$-	$-	$11,355

Operating Expenses
Cost of Services and Equipment Sales	4,301	(147)	-	4,154
Selling, General and Administrative	3,458	(148)	-	3,310
Depreciation and Amortization	1,669	(68)	(628)	973
Total Operating Expenses	9,428	(363)	(628)	8,437

Operating Income	1,927			2,918

Plus: Depreciation and Amortization	1,669			973
OIBDA	3,596			3,891
OIBDA as a % of Service Revenue	35.3%			38.2%

Quarter Ended December 31, 2006		Adjusting Items
	GAAP	Integration Costs	Intangible Amortization	Adjusted
Service Revenues	$8,803			$8,803
Equipment Revenues	960			960
Total Operating Revenues	$9,763	$-	$-	$9,763

Operating Expenses
Cost of Services and Equipment Sales	3,839	(79)	-	3,760
Selling, General and Administrative	3,007	(36)	-	2,971
Depreciation and Amortization	1,588	(109)	(292)	1,187
Total Operating Expenses	8,434	(224)	(292)	7,918

Operating Income	1,329			1,845

Plus: Depreciation and Amortization	1,588			1,187
OIBDA	2,917			3,032
OIBDA as a % of Service Revenue	33.1%			34.4%
OIBDA is defined as operating income (loss) before depreciation and amortization.  OIBDA differs from segment operating income (loss), as calculated in accordance with generally accepted accounting principles (GAAP), in that it excludes depreciation and amortization.  OIBDA does not give effect to cash used for debt service requirements and thus does not reflect available funds for distributions, reinvestment, or other discretionary uses.  OIBDA is not presented as an alternative measure of operating results or cash flows from operations, as determined in accordance with GAAP.  Our calculation of OIBDA, as presented, may differ from similarly titled measures reported by other companies.

Financial Data

AT&T Inc.
Non-GAAP Consolidated Reconciliations
Reconciliation of Free Cash Flow and Free Cash Flow Yield
Dollars in Millions
unaudited

December 31, 2007	Twelve Months Ended

Net cash provided by operating activities	$34,072
Less: Construction and capital expenditures	17,717
Free Cash Flow	$16,355

End of Period Share Price	$41.56
End of Period Shares Outstanding (Ms)	6,044
Market Capitalization	$251,189

Free Cash Flow Yield	6.5%

Free cash flow yield is based upon cash from continuing operations less capital expenditures as a percentage of market capitalization computed on 12/31/07.  Market capitalization is computed by mulitplying the end of period share price by the end of period shares outstanding as of 12/31/07.

Financial Data

AT&T Inc.
Non-GAAP Consolidated Reconciliations
Reconciliation of Free Cash Flow after Dividends
Dollars in Millions
unaudited

December 31, 2007	Three Months Ended	Twelve Months Ended

Net cash provided by operating activities	$9,852	$34,072
Less: Construction and capital expenditures	5,593	17,717
Less: Dividends paid	2,159	8,743
Free Cash Flow after Dividends	$2,100	$7,612

Free cash flow after dividends is defined as cash from operations minus capital expenditures and dividends. Management reviews free cash flow monthly as an important indicator of how much cash is generated by normal business operations, including capital expenditures, and makes business decisions based on this measure. Management also views free cash flow as a measure of cash available to pay debt and return value to shareowners.